UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2023

GUERRILLA RF, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-56238	85-3837067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2000 Pisgah Church Road Greensboro, NC	27455
(Address of principal executive offices)	(Zip Code)

(336) 510-7840
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 5, 2023, Guerrilla RF, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s Proxy Statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 9, 2023, are as follows:

The Company’s stockholders (i) elected each of the two (2) persons listed below under Proposal 1 to serve as a Class II directors of the Company until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified, and elected the one (1) person listed below under Proposal 1 to serve as a Class III director of the Company until the 2024 Annual Meeting of Stockholders or until her successor is duly elected and qualified, (ii) granted discretionary authority to the Company’s board of directors (the “Board”) to amend the amended and restated certificate of incorporation (“Certificate of Incorporation”) to effect a reverse stock split of the Company’s outstanding shares of common stock, at any time within one year after stockholder approval is obtained, by a ratio of not less than 1-for-2 and not more than 1-for-20, with the exact ratio to be set within this range as determined by the Board in its sole discretion, and (iii) ratified the appointment of FORVIS, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, with votes cast as follows.

Proposal or Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non-Votes
Proposal 1a: To elect two persons to serve as Class II directors of the Company until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
David Bell	21,939,907	—	22,339	—	1,442,567
Susan Barkal	21,939,907	—	22,339	—	1,442,567

Proposal 1b: To elect one person to serve as a Class III director of the Company until the 2024 Annual Meeting of Stockholders or until her successor is duly elected and qualified.
Virginia Summerell	21,939,907	—	22,339	—	1,442,567

Proposal 2: To grant discretionary authority to the Board to amend the Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of common stock, at any time within one year after stockholder approval is obtained, by a ratio of not less than 1-for-2 and not more than 1-for-20, with the exact ratio to be set within this range as determined by the Board in its sole discretion.	22,907,599	470,613	—	26,601	—

Proposal 3: To ratify the appointment of FORVIS, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.	23,397,434	7,381	—	—	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUERRILLA RF, INC.

Date: April 6, 2023	By:	/s/ Ryan Pratt
Ryan Pratt
Chief Executive Officer and Director